UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2009

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with the issuance and sale by Alcoa Inc. (“Alcoa”) on March 24, 2009 of 172,500,000 shares of common stock, par value $1.00 per share, including 22,500,000 shares to cover over-allotments (the “Shares”), and $575,000,000 principal amount of 5.25% Convertible Notes due 2014, including $75,000,000 principal amount to cover over-allotments (the “Convertible Notes”), the exhibits listed in Item 9.01 of this Current Report on Form 8-K are filed herewith and are incorporated by reference into the effective shelf registration statement on Form S-3ASR (File No. 333-149623) filed by Alcoa and Alcoa Trust I on March 10, 2008 and the related Prospectus dated March 10, 2008, as supplemented by the Prospectus Supplement dated March 18, 2009 relating to the Shares and the Prospectus Supplement dated March 18, 2009 relating to the Convertible Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

4.1	Form of 5.25% Convertible Notes due 2014.

4.2	Third Supplemental Indenture dated as of March 24, 2009 between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as Trustee.

5.1	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

5.2	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

8.1	Opinion of K&L Gates LLP, special counsel to Alcoa Inc.

8.2	Opinion of K&L Gates LLP, special counsel to Alcoa Inc.

23.1	Consent of Thomas F. Seligson, Esq. (included in Exhibit 5.1).

23.2	Consent of Thomas F. Seligson, Esq. (included in Exhibit 5.2).

23.3	Consent of K&L Gates LLP (included in Exhibit 8.1).

23.4	Consent of K&L Gates LLP (included in Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Kurt R. Waldo
Name:	Kurt R. Waldo
Title:	Vice President and General Counsel

Date: March 24, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of 5.25% Convertible Notes Due 2014.

4.2	Third Supplemental Indenture dated as of March 24, 2009 between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as Trustee.

5.1	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

5.2	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

8.1	Opinion of K&L Gates LLP, special counsel to Alcoa Inc.

8.2	Opinion of K&L Gates LLP, special counsel to Alcoa Inc.

23.1	Consent of Thomas F. Seligson, Esq. (included in Exhibit 5.1).

23.2	Consent of Thomas F. Seligson, Esq. (included in Exhibit 5.2).

23.3	Consent of K&L Gates LLP (included in Exhibit 8.1).

23.4	Consent of K&L Gates LLP (included in Exhibit 8.2).

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